October 1, 2021
Pioneer Funds
Supplement to the Prospectus and Summary Prospectus, as in effect and as may be amended from time to time, for:
Fund	Date of Prospectus
Pioneer Strategic Income Fund	February 1, 2021
Pioneer Emerging Markets Equity Fund	February 1, 2021
Pioneer Equity Income Fund	March 1, 2021
Pioneer Flexible Opportunities Fund	March 1, 2021
Pioneer Floating Rate Fund	March 1, 2021
Pioneer Global High Yield Fund	March 1, 2021
Pioneer High Yield Fund	March 1, 2021
Pioneer Mid Cap Value Fund	March 1, 2021
Pioneer International Equity Fund	April 1, 2021
Pioneer Select Mid Cap Growth Fund	April 1, 2021
Pioneer Core Equity Fund	May 1, 2021
Pioneer Intrinsic Value Fund	May 7, 2021
Pioneer Multi-Asset Ultrashort Income Fund	August 1, 2021
Pioneer Fundamental Growth Fund	August 1, 2021
Pioneer Bond Fund	November 1, 2020
Pioneer Multi-Asset Income Fund	December 1, 2020
Pioneer Disciplined Growth Fund	December 31, 2020
Pioneer Disciplined Value Fund	December 31, 2020
Pioneer Global Equity Fund	December 31, 2020
Pioneer Corporate High Yield Fund	December 31, 2020
Pioneer Short Term Income Fund	December 31, 2020

The following supplements information in the sections entitled “Fund summary - Principal investment strategies” and “More on the fund’s investment objective(s) and strategies - Principal investment strategies” in the Prospectus and “Principal investment strategies” in the Summary Prospectus.
ESG considerations
The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
32671-00-1021
©2021 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC